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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  February 27, 1995



                     AMERICAN GENERAL FINANCE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



            Indiana                1-6155                35-0416090
         (State or Other      (Commission File         (IRS Employer
         Jurisdiction of          Number)              Identification
         Incorporation)                                   Number)


            601 N.W. Second Street, Evansville, IN        47708
           (Address of Principal Executive Offices)     (Zip Code)




     Registrant's telephone number, including area code:   (812) 424-8031



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Item 5.     Other Events.

      On February 27, 1995, a duly authorized Committee (the "Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in an underwritten public offering of $200,000,000 aggregate principal amount of the Company's 7 1/4% Senior Notes due March 1, 1998 (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No. 33-55803), as amended by Amendment No. 1 on December 9, 1994 (the "Registration Statement") and the related Prospectus dated December 14, 1994 and Prospectus Supplement dated February 27, 1995.


Item 7.     Financial   Statements,  Pro   Forma  Financial   Information  and
            Exhibits.

      (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:


      Exhibit
      Number                               Description

      4(a) Resolutions of the Terms and Pricing Committee adopted on February 27, 1995 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

      4(b)              Form of 7 1/4% Senior Note due March 1, 1998.

      5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.
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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN GENERAL FINANCE CORPORATION



Dated:   March 1, 1995                    By:  /S/ GEORGE W. SCHMIDT
                                              George W. Schmidt
                                              Controller and
                                              Assistant Secretary
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                                 EXHIBIT INDEX



            Exhibit
            Number                     Description

            4(a) Resolutions of the Terms and Pricing Committee adopted on February 27, 1995 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

            4(b)        Form of 7 1/4% Senior Note due March 1, 1998.

            5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.
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